EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
EARNINGS PER SHARE	EARNINGS PER SHARE
The components of the numerator and the denominator in the calculation of basic and diluted earnings per share are as follows:

(in thousands of $)	2023	2022	2021
Net income	112,268	461,847	527,218

(in thousands)	2023	2022	2021
Weighted average number of shares outstanding - basic	199,924	200,685	192,355
Dilutive impact of stock options	557	503	615
Weighted average number of shares outstanding - diluted	200,481	201,188	192,970

In September 2023, 250,000 share options held by the management were exercised and as of December 31, 2023 there are 400,000 outstanding options which are dilutive under the treasury stock method by 370,085 shares. As of December 31, 2022 and 2021, there were 650,000 and 1,100,000 outstanding options which were dilutive under the treasury stock method by 503,047 and 614,802 shares, respectively.

With reference to Note 24, "Share Capital, Treasury Shares and Dividends", in 2023, 2022, the Company acquired an aggregate of 1,107,328 and 400,000 of our own shares in open market transactions under our 2022 share buy-back program. All of the Company's own shares and distributions have been weighted for the portion of the period they were outstanding. As a result, the treasury shares reduced the weighted average number of shares outstanding in 2023, 2022 and 2021 by 1,266,619, 506,096 and 786,425 shares, respectively.